Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

The following table summarizes our contractual obligations and their maturity dates as of December 31, 2011:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2- year	3- year	4- year	5- year	More than 5 years
	(U.S. dollars in thousands)

Long-term debt	$88,946	$88,946	$—	$—	$—	$—	$—

Interest on variable-rate debt	3,334	3,334	—	—	—	—	—

Yard construction installments	20,060	20,060	—	—	—	—	—

Services fees to the Manager	11,038	1,635	1,635	1,635	1,635	1,635	2,863

Management fees to the Manager	16,642	1,765	911	911	911	911	11,233

Total obligations	$140,020	$115,740	$2,546	$2,546	$2,546	$2,546	$14,096

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands)

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

The M/V Free Jupiter was on time charter with Korea Line Corp, or KLC, a South Korean company, from June 8, 2007 until she was re-delivered to us on February 22, 2011. KLC made several unilateral deductions from hire payments during the three-year course of the time charter, and no hire was received from KLC from February 8, 2011 until the actual redelivery of the vessel on February 22, 2011. The Company commenced arbitration proceedings against KLC, and has taken action to obtain security, including the arrest of KLC assets. As a result, the Company obtained third-party security in the amount of $1.68 million (which includes provision for interest and legal costs) in the form of a letter of undertaking from KLC’s P&I club covering KLC’s unilateral deductions from the hire. The Company also obtained cash security held in escrow in the amount of $159 from the execution of a lien on sub-hires. KLC has counterclaimed by way of set-off, alleging that KLC is entitled to retain the amount of hire that was deducted because of the Company’s alleged breach of charterparty. The Company denies these allegations and continues to assert its claim to recover the full amount deducted by KLC. On January 25, 2011, KLC announced that it had filed a petition for the rehabilitation proceeding for court receivership in the Seoul Central District Court, and the court approved and confirmed a rehabilitation plan. Upon the issuance of the final award of the arbitration tribunal, and for any amount in excess of the third-party security and cash security, the Company may participate in the approved rehabilitation plan. As of December 31, 2011, the outstanding balance of the KLC time charter was $1,372 after provisions of $136, which is below the security obtained as described above. On January 17, 2012, the Company obtained an interim award under which it was awarded the part of the claim that KLC had admitted was undisputed, $832, plus interest, legal costs, and the cost of the tribunal. Following the interim award, the Company received approximately $321. The majority of the balance of $511 that has been awarded is unsecured. The Company is considering its options if KLC does not pay the balance, including the possibility of pursuing this in the Korean rehabilitation proceedings, where the hearing of the Company’s claim has been stayed pending the outcome of the London arbitration. The Company believes that, (if the Korean claim succeeds, the Company should make a recovery in accordance with the rehabilitation plan, which has been approved by the Korean court). There will be a further award (if this matter does not settle) for the disputed balance, which is adequately secured.

On October 11, 2011 the M/V Free Jupiter suffered from diesel generators shaft balancing system breakdown about 598 miles off Singapore. The costs incurred are claimable from hull and machinery underwriters. As at December 31, 2011, the balance of the specific claim receivable amounts to $448. The Company believes that the amount of the claim will be recovered in full.

On November 11, 2011 the M/V Free Impala suffered from main engine drive chain & camshaft damage about 300 miles off Singapore. The costs incurred are claimable from hull and machinery underwriters. As at December 31, 2011, the balance of the specific claim receivable amounts to $52. The Company believes that the amount of the claim will be recovered in full.

In addition to the above claims, the aggregate outstanding balance of the Company’s other claims as of December 31, 2011 stands at $127 related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.